UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 737-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim U.S. Government Securities Portfolio

Annual Report

December 31, 2008

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus of Maxim Series Fund, Inc. (“Maxim Series Fund” or the “Fund”), which include details as to offering price and other information.

Maxim U.S. Government Securities Portfolio

The Maxim U.S. Government Securities Portfolio was conservatively positioned early in 2008 based on concerns around the housing market slowdown and its potential impact on domestic economic growth. Over the course of the year, the market was in fact slammed by a financial crisis of unexpected severity and significantly greater deterioration in the U.S. housing sector, and consequently the economy, than anticipated. As a result, Portfolio cash flows have targeted short, intermediate-term U.S. Government debt, within diversification constraints, implementing a flight to quality strategy. The Federal Reserve’s mortgage-backed securities (MBS) buy program that was implemented in 4Q08 provided a floor to Agency MBS prices, and, consequently, Portfolio flows have also been directed to MBS pass-throughs with the expectation that spread tightening will generate outperformance.

As interest rates declined, and government programs for loan modification and refinance have been implemented, prepayment speed assumptions have increased, causing MBS durations to shrink. Relative to the benchmark, the Portfolio duration has shortened, and will remain shorter until the impact of the various government mortgage programs can be modeled.

Current and discount coupon 30-year mortgage-backed specified pools should continue to perform very well and remain a core strategic holding in the Portfolio. These assets are expected to provide stability, liquidity and performance in 2009. Seasoning of mortgage loans is becoming a critical characteristic as these loans have some equity remaining, and are less likely to be impacted significantly by potential cramdowns. The Portfolio will continue to take advantage of relative value opportunities within the investable universe, however allocations away from the benchmark will be undertaken cautiously.

Within the residential mortgage market, Agency MBS did exceptionally well relative to all other securitized asset classes. Across all spread products, the Agency MBS sector lagged only the Government debt sector in 2008. Portfolio performance in the fourth quarter lagged the Morningstar Intermediate Government Peer Group by a fairly significant margin (.23% or 23 basis points), leading to outperformance versus the Peer Group for the year of only .25% or 25 basis points. The Portfolio’s relative performance deteriorated largely as a result of assets shrinking by over 12%, or approximately

$50mm. The opportunity cost of building cash that was invested in short terms earning 0.0% was significant, costing the Portfolio the return earned by Government debt in November of just under 5.0%.

Specified pool ownership remained the core strategy of the Portfolio, providing stability, liquidity and performance in 2008. Agency MBS holdings outperformed the comparable MBS Index holdings by 73 basis points, while agency and non-agency collateralized mortgage obligation allocations, as well as allocations to asset-backed securities and commercial mortgage-backed securities, were drags to Portfolio performance last year.

	MAXIM U.S.	BARCLAY'S
	GOVERNMENT	CAPITAL
	SECURITIES	AGGREGATE BOND
	BALANCE	BALANCE

	10,000.00	10,000.00
1999	10,051.00	9,918.00
2000	11,127.46	11,071.46
2001	11,920.85	12,005.89
2002	13,092.67	13,237.70
2003	13,422.60	13,780.45
2004	13,884.34	14,378.38
2005	14,185.63	14,727.63
2006	14,806.96	15,365.34
2007	15,769.42	16,436.30
2008	16,788.12	17,297.56

Maxim U.S. Government Securities Portfolio

Total Return –

One Year:	6.46%
Five Year:	4.58%
Ten Year:	5.32%

Portfolio Inception:	4/8/1985

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim U.S. Government Securities Portfolio, made at its inception,

with the performance of the Barclay’s Capital Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim U.S. Government Securities Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim U.S. Government Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 26, 2009

MAXIM SERIES FUND, INC.

Maxim U.S. Government Securities Portfolio

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
Investments in securities, market value (including $39,865,871 of securities on loan) (1)	$416,179,901
Cash	71,345
Interest receivable	2,523,141
Subscriptions receivable	808,492

Total assets	419,582,879

LIABILITIES:
Due to investment adviser	202,748
Payable upon return of securities loaned	40,888,091
Redemptions payable	3,677,931

Total liabilities	44,768,770

NET ASSETS	$374,814,109

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$3,116,590
Additional paid-in capital	365,263,006
Net unrealized appreciation on investments	7,555,453
Accumulated net realized loss on investments	(1,120,940)

NET ASSETS	$374,814,109

NET ASSET VALUE PER OUTSTANDING SHARE (Offering and Redemption Price)	$12.03

SHARES OF CAPITAL STOCK:
Authorized	250,000,000
Outstanding	31,165,898

(1) Cost of investments in securities:	$408,624,448

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Interest	$19,626,857
Income from securities lending	267,721

Total income	19,894,578

EXPENSES:
Management fees	2,326,025

NET INVESTMENT INCOME	17,568,553

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,416,929
Change in net unrealized appreciation on investments	4,142,448

Net realized and unrealized gain on investments	5,559,377

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,127,930

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$17,568,553	$17,636,305
Net realized gain (loss) on investments	1,416,929	(1,606,744)
Change in net unrealized appreciation on investments	4,142,448	7,227,652

Net increase in net assets resulting from operations	23,127,930	23,257,213

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,216,913)	(17,309,720)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	236,929,716	237,741,955
Reinvestment of distributions	17,216,913	17,309,720
Redemptions of shares	(262,789,764)	(193,755,607)

Net increase (decrease) in net assets resulting from share transactions	(8,643,135)	61,296,068

Total increase (decrease) in net assets	(2,732,118)	67,243,561

NET ASSETS:
Beginning of period	377,546,227	310,302,666

End of period	$374,814,109	$377,546,227

OTHER INFORMATION:

SHARES:
Sold	19,941,844	20,335,260
Issued in reinvestment of distributions	1,453,913	1,491,780
Redeemed	(22,183,875)	(16,579,945)

Net increase (decrease)	(788,118)	5,247,095

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.82	$11.62	$11.64	$11.88	$11.96

Income from Investment Operations

Net investment income	0.54	0.54	0.52	0.49	0.48
Net realized and unrealized gain (loss)	0.21	0.20	(0.02)	(0.24)	(0.08)

Total Income From Investment Operations	0.75	0.74	0.50	0.25	0.40

Less Distributions

From net investment income	(0.54)	(0.54)	(0.52)	(0.49)	(0.48)

Total Distributions	(0.54)	(0.54)	(0.52)	(0.49)	(0.48)

Net Asset Value, End of Period	$12.03	$11.82	$11.62	$11.64	$11.88

Total Return ±	6.46%	6.50%	4.38%	2.17%	3.44%

Net Assets, End of Period ($000)	$374,814	$377,546	$310,303	$247,119	$264,419

Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of Net Investment Income to Average Net Assets	4.53%	4.77%	4.56%	4.20%	4.00%

Portfolio Turnover Rate	29.90%	75.00%	46.58%	46.40%	79.23%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of thirty-three portfolios. Interests in the Maxim U.S. Government Securities Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek the highest level of return consistent with preservation of capital and substantial credit protection. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services and for the Maxim Profile Portfolios.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For fixed income securities, factors used in the determination of fair value may include, but are not limited to, market data incorporating available trade, bid and other market information such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Model processes such as Option

Adjusted Spread models are used to develop prepayment and interest rate scenarios. Price evaluators gather information from market sources and integrate relevant credit information, perceived market movements and sector news into the evaluated pricing applications and models.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

On January 1, 2008, the Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2008, the inputs used to value the Portfolio’s investments were as follows:

Description	Level 1		Level 2	Level 3		Total

Assets
Bonds	$		$374,621,856	$		$374,621,856
Short-term investments		40,888,045	670,000			41,558,045

Total		$40,888,045	$375,291,856		$—	$416,179,901

The following is a reconciliation of change in Level 3 assets during the year ended December 31, 2008:

Description	Bonds

Beginning Balance, January 1, 2008	$2,663,350
Total gain (or losses) (realized/unrealized)	34,819
Purchases, sales and corporate actions	(142,869)
Transfers into (out of) Level 3	(2,555,300)

Ending Balance, December 31, 2008	$—

Restricted Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2008 were $3,317,688, $2,633,439 and 0.70%, respectively.

Dividends

Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

Interest income, including amortization of discounts and premiums, is recorded daily.

Financing Transactions

To earn additional income, the Portfolio may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the Portfolio of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the Portfolio’s current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom the Portfolio sells the security files for bankruptcy or becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. Amounts owing to brokers under these agreements are included in the “Payable for investments purchased” on the Statement of Assets and Liabilities.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders. Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. Accordingly, no provision for federal income or excise taxes has been made. The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado jurisdictions. No federal income tax returns are currently under examination. The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2005 through December 31, 2008.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Furthermore, in September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the

“FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, the Portfolio is evaluating the impact, if any, of FAS 161 on financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

GWFS Equities, Inc., a wholly-owned subsidiary of GWL&A, is the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

As of December 31, 2008, there were thirty-three Portfolios of the Fund for which the Directors served as Directors. The total compensation paid to the independent directors with respect to all portfolios for which they serve as Directors was $180,900 for the year ended December 31, 2008. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2008, the aggregate cost of purchases of investment securities and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $3,457,657 and $6,139,338, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $171,950,519 and $108,390,331, respectively.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2008, the U.S. Federal income tax cost basis was $407,923,743. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $14,876,794 and gross depreciation of securities in which there was an excess of tax cost over value of $6,620,636 resulting in net appreciation of $8,256,158.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is used primarily to invest in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the security purchased with cash collateral is included in “Investments in securities”, and remaining collateral is included in “Cash”, while the corresponding liability appears as “Payable upon return of securities loaned.” As of December 31, 2008 the Portfolio had securities on loan valued at $39,865,871 and received collateral of $40,888,091 for such loan of which $40,888,045 was invested in a money market instrument. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were from ordinary income in the amount of $17,216,913 and $17,309,720, respectively.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed capital gains	0

Net accumulated earnings	0

Net unrealized appreciation on investments	8,256,158
Capital loss carryforwards	(1,821,645)
Post-October losses	0

Tax composition of capital	$6,434,513

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. For the year ended December 31, 2008 the Portfolio reclassified permanent book and tax differences of $86,699 from paid-in capital to undistributed net investment income and $438,339 from undistributed net investment income to accumulated net realized loss on investments. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2008, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $416,278 and $1,405,367 which expire in the years 2014 and 2015, respectively.

For the year ended December 31, 2008, the Portfolio utilized $1,549,111 of capital loss carryforwards.

MAXIM SERIES FUND, INC.

MAXIM US GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

BONDS

Par Value ($)		Value ($)

AGENCY — 62.25%
1,490,966	Fannie Mae * 5.631% October 1, 2036	1,518,867
268,727	Fannie Mae 7.000% February 1, 2031	285,176
551,623	Fannie Mae 5.500% April 1, 2034	566,471
1,199,863	Fannie Mae 6.500% February 1, 2017	1,259,965
293,359	Fannie Mae 7.000% January 1, 2032	311,313
7,403,784	Fannie Mae 5.500% February 1, 2035	7,603,817
326,915	Fannie Mae 5.000% June 1, 2018	338,410
3,857,995	Fannie Mae 5.500% January 1, 2036	3,959,432
4,699,314	Fannie Mae 5.500% June 1, 2036	4,822,871
2,348,967	Fannie Mae * 6.002% January 1, 2037	2,407,237
2,385,101	Fannie Mae 5.500% May 1, 2035	2,447,812
3,677,423	Fannie Mae 6.000% January 1, 2036	3,790,776
4,499,746	Fannie Mae 6.000% December 1, 2035	4,638,445
745,335	Fannie Mae 6.000% February 1, 2033	767,105
4,213,995	Fannie Mae 5.000% April 1, 2034	4,310,965
2,624,494	Fannie Mae 5.500% November 1, 2033	2,702,835
1,374,881	Fannie Mae 6.500% December 1, 2031	1,445,342
2,621,724	Fannie Mae 5.500% December 1, 2034	2,692,294
1,254,553	Fannie Mae 5.500% December 1, 2033	1,289,107
2,436,949	Fannie Mae 6.000% May 1, 2037	2,511,547
1,662,368	Fannie Mae 6.000% February 1, 2036	1,713,349
30,719	Fannie Mae 8.500% August 1, 2024	33,147

3,737	Fannie Mae 9.500% March 1, 2020	4,124
209,843	Fannie Mae 5.500% January 1, 2018	217,251
130,853	Fannie Mae 6.500% July 1, 2014	136,078
618,492	Fannie Mae 7.000% December 1, 2031	656,368
2,122,083	Fannie Mae 5.500% September 1, 2033	2,180,530
1,003,763	Fannie Mae 5.000% September 1, 2033	1,027,488
353,753	Fannie Mae 7.000% September 1, 2031	375,124
143,796	Fannie Mae 9.500% September 1, 2020	157,036
31,784	Fannie Mae 8.500% August 1, 2021	34,076
8,032,488	Fannie Mae 5.500% April 1, 2036	8,243,683
107,009	Fannie Mae 8.500% November 1, 2026	115,086
2,963,212	Fannie Mae 5.500% April 1, 2018	3,068,295
868,162	Fannie Mae 6.000% March 1, 2017	901,428
2,591,149	Fannie Mae 5.500% April 1, 2035	2,659,277
2,043,706	Fannie Mae 5.500% February 1, 2036	2,097,441
1,267,299	Fannie Mae 5.500% November 1, 2035	1,300,620
1,338,726	Fannie Mae 6.500% February 1, 2032	1,408,923
5,716,883	Fannie Mae 5.500% July 1, 2033	5,874,341
3,201,937	Fannie Mae 6.500% January 1, 2032	3,369,540
1,508,183	Fannie Mae 5.500% October 1, 2034	1,548,780
934,932	Fannie Mae 5.500% March 1, 2036	959,514
1,017,393	Fannie Mae 5.000% November 1, 2033	1,041,441
1,691,982	Fannie Mae 6.000% March 1, 2036	1,744,135
2,326,672	Fannie Mae 5.500% January 1, 2035	2,389,301
3,752,495	Fannie Mae 5.000% May 1, 2018	3,889,421
2,360,726	Fannie Mae 5.500% January 1, 2037	2,422,796
1,409,812	Fannie Mae 6.000% March 1, 2033	1,463,617
4,529,686	Fannie Mae 5.000% August 1, 2018	4,685,657
1,608,324	Fannie Mae * 5.057% September 1, 2034	1,613,814

800,000	Fannie Mae ‡ 3.875% July 12, 2013	848,958
2,961,504	Fannie Mae 5.000% May 1, 2023	3,044,267
2,981,988	Fannie Mae 5.000% June 1, 2023	3,065,323
1,563,465	Fannie Mae 6.000% December 1, 2036	1,611,413
2,000,000	Federal Home Loan Bank ‡ 3.625% October 18, 2013	2,103,976
6,000,000	Federal Home Loan Bank † ‡ 3.625% September 16, 2011	6,348,648
2,500,000	Federal Home Loan Bank † ‡ 4.875% November 18, 2011	2,730,005
2,000,000	Federal Home Loan Bank † ‡ 3.875% June 14, 2013	2,118,186
2,500,000	Federal Home Loan Bank † ‡ 4.625% October 10, 2012	2,704,602
1,600,000	Federal Home Loan Bank ‡ 5.250% June 18, 2014	1,820,253
1,000,000	Federal Home Loan Bank ‡ 4.500% November 15, 2012	1,079,474
12,884	Freddie Mac 9.500% September 1, 2020	13,804
4,814,810	Freddie Mac 6.000% June 1, 2038	4,964,726
954,162	Freddie Mac 6.000% May 1, 2038	983,966
2,277,754	Freddie Mac 6.000% August 1, 2037	2,349,031
3,491,567	Freddie Mac 5.000% June 1, 2038	3,571,913
978,927	Freddie Mac 5.500% May 1, 2038	1,002,983
3,050,000	Freddie Mac † ‡ 4.125% September 27, 2013	3,286,457
1,916,334	Freddie Mac 5.500% August 1, 2023	1,976,202
2,888,843	Freddie Mac 5.500% September 1, 2023	2,979,093
35,640	Freddie Mac 9.500% June 1, 2020	39,361
2,130,946	Freddie Mac 5.500% September 1, 2033	2,186,641
1,685,548	Freddie Mac 5.500% June 1, 2033	1,729,602
4,531,712	Freddie Mac 5.500% August 1, 2033	4,650,154
1,400,623	Freddie Mac * 5.816% November 1, 2036	1,432,939
1,338,784	Freddie Mac 5.500% September 1, 2035	1,372,101
2,915,767	Freddie Mac 5.500% October 1, 2034	2,990,152
1,444,855	Freddie Mac * 6.019% October 1, 2036	1,484,412
5,911,185	Freddie Mac 6.000% January 1, 2036	6,097,085

1,664,185	Freddie Mac * 5.770% March 1, 2037	1,681,390
835,006	Freddie Mac * 5.670% June 1, 2037	852,727
1,301,770	Freddie Mac * 5.764% August 1, 2037	1,336,191
4,832,274	Freddie Mac 6.000% March 1, 2036	4,984,244
5,037,988	Freddie Mac 6.000% November 1, 2036	5,195,640
1,677,861	Freddie Mac * 5.950% November 1, 2036	1,741,410
992,386	Freddie Mac 5.500% January 1, 2034	1,018,323
8,926,929	Freddie Mac 5.000% September 1, 2035	9,135,139
3,094,401	Freddie Mac * 5.486% March 1, 2037	3,145,742
3,126,260	Freddie Mac 5.000% August 1, 2035	3,199,176
64,478	Freddie Mac 9.500% April 1, 2025	71,370
2,572,293	Freddie Mac 5.500% May 1, 2033	2,639,523
2,266,261	Freddie Mac 6.000% July 1, 2036	2,344,185
1,454,555	Freddie Mac 5.500% April 1, 2022	1,500,224
364,837	Freddie Mac 7.500% March 1, 2032	388,556
7,982,360	Freddie Mac 5.000% December 1, 2035	8,168,538
3,000,000	Freddie Mac † ‡ 5.500% September 15, 2011	3,325,596
3,469,825	Freddie Mac * 5.979% December 1, 2036	3,566,258
426,314	Freddie Mac 5.500% March 1, 2017	440,602
513,470	Freddie Mac 7.000% September 1, 2032	541,991
109,463	Freddie Mac 11.000% August 1, 2020	129,250
70,505	Freddie Mac 11.000% July 1, 2020	83,250
27,738	Freddie Mac 11.000% June 1, 2020	32,586
65,140	Freddie Mac 9.000% December 1, 2014	71,824
44,045	Ginnie Mae 7.500% October 15, 2013	46,325
5,287,440	Ginnie Mae 5.000% June 15, 2033	5,444,120
13,736	Ginnie Mae 9.000% July 15, 2018	14,664
2,542,464	Ginnie Mae II 6.500% July 20, 2038	2,633,834
1,962,597	Ginnie Mae II 6.500% August 20, 2038	2,033,128

2,472,584	Ginnie Mae II 6.000% August 20, 2038	2,535,944
1,619,434	Ginnie Mae II 5.500% November 20, 2034	1,668,039
12,251	Ginnie Mae II 8.000% November 20, 2023	12,971
21,477	Ginnie Mae II 7.500% October 20, 2028	22,673
1,540,824	Ginnie Mae II 5.000% December 20, 2035	1,581,734
1,218,611	Ginnie Mae II 5.500% April 20, 2035	1,254,597
844,259	Ginnie Mae II 5.500% February 20, 2035	869,190
9,342	Ginnie Mae II 7.500% December 20, 2028	9,863
931,636	Ginnie Mae II * 4.250% July 20, 2034	903,543
3,064,821	Ginnie Mae II 6.000% December 20, 2033	3,163,988
497,526	Ginnie Mae II 6.000% September 20, 2038	510,275
6,539	Ginnie Mae II 9.500% May 20, 2022	7,069
1,510,188	Ginnie Mae II 5.000% February 20, 2034	1,550,402
1,574,497	Ginnie Mae II 5.000% October 20, 2033	1,616,709

		$259,059,998

AGENCY ASSET BACKED — 0.07%
334,956	Freddie Mac * Series T-34 Class A1V 0.711% July 25, 2031	308,524

		$308,524

AGENCY MORTGAGE BACKED — 4.73%
967,987	Fannie Mae Series 2004-W1 Class 1A7 5.681% November 25, 2043	981,902
6,537	Fannie Mae * Series 2004-W8 Class 1AF 0.721% June 25, 2044	6,476
933,363	Freddie Mac Series 2974 Class VM 5.000% May 15, 2016	959,031
6,900,829	Freddie Mac * Series 3342 Class FD 1.535% July 15, 2037	6,663,308
139,401	US Department of Veterans Affairs Series 2003-1 Class E 5.750% April 15, 2027	139,271
1,538,248	US Department of Veterans Affairs * Series 1993-3 Class 1 5.829% September 15, 2023	1,611,315
3,297,604	US Department of Veterans Affairs Series 1996-3 Class 1Z 6.750% September 15, 2026	3,445,996

4,000,000	US Department of Veterans Affairs Series 2003-1 Class G 5.750% March 15, 2030	4,130,000
1,677,676	US Department of Veterans Affairs Series 2002-1 Class 1A 6.000% October 15, 2031	1,754,849

		$19,692,148

BANKS — 0.35%
1,475,000	State Street Bank & Trust Co Subordinated Notes 5.300% January 15, 2016	1,441,758

		$1,441,758

COMMERCIAL MORTGAGE BACKED — 4.43%
1,749,684	Banc of America Commercial Mortgage Inc Series 2005-1 Class A3 4.877% November 10, 2042	1,641,334
2,000,000	GS Mortgage Securities Corp II Series 2005-GG4 Class AABA 4.680% July 10, 2039	1,770,791
1,180,000	JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C3 Class A2 4.994% July 12, 2035	1,070,114
5,000,000	JP Morgan Chase Commercial Mortgage Securities Corp * Series 2005-LPD5 Class A4 5.179% December 15, 2044	4,007,149
3,500,000	JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-ML1A Class A2 4.767% March 12, 2039	3,092,070
1,000,000	Morgan Stanley Capital I * Series 2005-IQ10 Class AAB 5.178% September 15, 2042	815,915
2,792,327	Salomon Brothers Mortgage Securities VII Series 2001-C1 Class A3 6.428% December 18, 2035	2,731,002
4,000,000	Wachovia Bank Commercial Mortgage Trust Series 2004-C10 Class A4 4.748% February 15, 2041	3,293,641

		$18,422,016

INSURANCE RELATED — 0.16%
1,000,000	Farmers Insurance Exchange § Notes 8.625% May 1, 2024	668,282

		$668,282

INVESTMENT BANK/BROKERAGE FIRM — 0.35%
1,000,000	BlackRock Inc Senior Unsecured Notes 6.250% September 15, 2017	935,203
500,000	Goldman Sachs Group Inc Notes 3.250% June 15, 2012	521,660

		$1,456,863

OTHER ASSET-BACKED — 1.93%
1,500,000	ACE Securities Corp § Series 2007-D1 Class A2 6.336% February 25, 2038	1,295,157
2,000,000	Citicorp Residential Mortgage Securities Inc Series 2006-2 Class A6 5.665% September 25, 2036	1,252,534
250,000	Citicorp Residential Mortgage Securities Inc Series 2006-2 Class A4 5.775% September 25, 2036	144,184
1,000,000	Citicorp Residential Mortgage Securities Inc Series 2006-1 Class A6 5.836% July 25, 2036	691,139
975,006	Countrywide Asset Backed Certificates Series 2006-S8 Class A6 5.505% April 25, 2036	651,731
2,000,000	Discover Card Master Trust I Series 2007-A1 Class A1 5.650% March 16, 2020	1,514,510
2,700,000	Household Home Equity Loan Trust Series 2007-2 Class A3F 5.810% July 20, 2036	1,819,696
800,000	Residential Funding Mortgage Securities II Inc Series 2006-HI5 Class A3 5.500% August 25, 2025	438,250
410,000	Residential Funding Mortgage Securities II Inc Series 2006-HI2 Class A3 5.790% February 25, 2036	220,704

		$8,027,905

SUPRANATIONALS — 0.96%
5,000,000	International Bank for Reconstruction & Development ** Zero Coupon 4.830% February 15, 2016	3,999,925

		$3,999,925

U.S. GOVERNMENTS — 13.73%
5,000,000	United States of America 4.625% February 29, 2012	5,552,345
3,000,000	United States of America † 3.625% December 31, 2012	3,305,625
1,100,000	United States of America † 3.875% February 15, 2013	1,225,468
1,000,000	United States of America 5.250% November 15, 2028	1,320,312
3,000,000	United States of America 5.250% February 15, 2029	3,978,282
6,300,000	United States of America † 3.125% September 30, 2013	6,797,599
1,000,000	United States of America † 3.750% November 15, 2018	1,132,030
1,000,000	United States of America † 3.375% June 30, 2013	1,090,312
1,000,000	United States of America 4.125% May 15, 2015	1,146,875
1,000,000	United States of America 2.500% March 31, 2013	1,059,609

1,000,000	United States of America † 4.875% August 15, 2016	1,194,922
2,000,000	United States of America † 3.875% October 31, 2012	2,213,594
2,000,000	United States of America † 4.250% November 15, 2017	2,329,844
7,000,000	United States of America † 4.625% July 31, 2012	7,847,112
1,500,000	United States of America † 4.250% August 15, 2013	1,705,430
800,000	United States of America 4.375% December 15, 2010	859,187
1,000,000	United States of America † 3.375% November 30, 2012	1,089,922
2,000,000	United States of America † 4.625% February 15, 2017	2,365,312
1,500,000	United States of America 4.625% October 31, 2011	1,655,859
7,300,000	United States of America † 4.125% August 31, 2012	8,073,347
1,000,000	United States of America 5.125% May 15, 2016	1,210,859

		$57,153,845

WHOLE LOAN — 1.05%
933,692	Banc of America Mortgage Securities Inc Series 2003-2 Class 1A11 5.500% April 25, 2033	923,343
393,674	Cendant Mortgage Corp Series 2003-9 Class 1A6 5.250% November 25, 2033	360,146
742,788	Chase Mortgage Finance Corp Series 2004-S2 Class 2A9 5.000% February 25, 2034	653,681
1,066,340	Chase Mortgage Finance Corp Series 2002-S6 Class 2A1 6.000% May 25, 2017	1,064,346
1,577,064	Master Asset Securitization Trust Series 2003-7 Class 4A33 5.250% September 25, 2033	1,389,076

		$4,390,592

TOTAL BONDS — 90.01% (Cost $367,066,403)		$374,621,856

SHORT-TERM INVESTMENTS

Par Value ($)		Value ($)

Joint Repurchase Agreements

670,000	Undivided interest of 9.0% in a joint repurchase agreement (Principal Amount/Value $7,415,000 with a maturity value of $7,415,012) with Credit Suisse, 0.03%, dated 12/31/08, to be repurchased at $670,001 on 01/02/09, collateralized by Fannie Mae, 4.50% - 7.50%, 05/01/10 - 01/01/39, with a value of $7,563,340. §	670,000

TOTAL SHORT-TERM INVESTMENTS — 0.16% (Cost $670,000)		$670,000

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

40,888,045	Goldman Sachs & Co Repurchase Agreement 0.040% January 2, 2009	40,888,045

TOTAL SECURITIES LENDING COLLATERAL — 9.83% (Cost $40,888,045)		$40,888,045

TOTAL MAXIM US GOVERNMENT SECURITIES PORTFOLIO — 100% (Cost $408,624,448)		$416,179,901

Legend

*	Represents the current interest rate for variable rate security.

†	A portion or all of the security is on loan at December 31, 2008.

‡	Security is an agency note with maturity date and interest rate indicated.

§	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.

**	For zero coupon bond, the interest rate shown is the effective yield on date of purchase.

For Fund compliance purposes, management determines the Fund’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total investments. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Maturity Date

Maxim U.S. Government Securities Portfolio
December 31, 2008
Unaudited

		% of Portfolio
Maturity	Value ($)	Investments
1 - 3 Years	14,919,295	3.98%
3 - 5 Years	52,670,002	14.06%
5 - 10 Years	34,623,952	9.24%
10 - 20 Years	22,468,713	6.00%
20 - 30 Years	234,330,616	62.55%
Over 30 Years	15,609,277	4.17%
	374,621,855	100.00%

SHAREHOLDER EXPENSE EXAMPLE
Maxim U.S. Government Securities Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2008)	(12/31/2008)	(6/30/08-12/31/08)

Actual	$ 1,000.00	$ 1,049.59	$ 3.09

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,022.12	$ 3.05

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

(Unaudited)

Maxim Series Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

INDEPENDENT DIRECTORS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Gail Klapper (65)	Director	December 14, 2007 to present	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	33	Director, Centennial Bank Holdings, LLC
Richard P. Koeppe (77)	Director	April 30, 1987 to present	Retired Educator	33
Sanford Zisman (69)	Director	March 19, 1982 to present	Attorney, Firm of Zisman,& Ingraham, P.C.	33
INTERESTED DIRECTORS AND OFFICERS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Mitchell T.G. Graye (53)	Director, Chairman and President	June 1, 2000 to present (as Director) and June 19, 2008 to present (as Chairman and President)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company; Executive Vice President and Chief Financial Officer, GWL&A Financial Inc.; President, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II, and GWL Properties, Inc.	33	Director, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

Charles P. Nelson (48)	Director	September 22, 2008 to present	President, Great-West Retirement Services, a unit of Great-West Life & Annuity Insurance Company; Senior Vice President, Retirement Services, First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC, National Plan Coordinators of Delaware, Inc., and GW Investor Services, LLC; Chairman, President and Chief Executive Officer, BenefitsCorp, Inc., and GWFS Equities, Inc.; Director, GW Capital Management, LLC.	33
Mary C. Maiers (41)	Treasurer	December 4, 2008 to present

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company; Assistant Vice President, Investment Operations, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Treasurer, GW Capital Management, LLC.

Beverly A. Byrne (53)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, GWL&A Financial Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Chief Legal Officer, Financial Services and Securities Compliance, U.S. Operations, The Great-West Life Assurance Company, and The Canada Life Assurance Company; Vice President, Counsel and Associate Secretary, U.S. Operations, Crown Life Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, and GWFS Equities, Inc.; Secretary and Compliance Officer, BenefitsCorp, Inc., EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and GW Investor Services, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Secretary, GW Capital Management, LLC, and Orchard Capital Management, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.

* A Director who is not an “interested person” of the Fund (as defined in the 1940 Act) is referred to as an “Independent Director.” An “Interested Director” refers to a Director or officer who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM.

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$60,300	0	0	$60,300
S. Zisman	$64,000	0	0	$64,000
G. Klapper	$56,600	0	0	$56,600

** As of December 31, 2008, there were 33 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

Additional information about Maxim Series Fund and its Directors is available in the Fund’s Statement of Additional Information, which can be obtained free of charge upon request to: Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted an Amended and Restated Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $296,425 for fiscal year 2007 and $315,080 for fiscal year 2008.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2007 and $37,500 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $128,905 for fiscal year 2007 and $138,345 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services;

_________________________

1  No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

(e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation.The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)

(2)  100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity

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2  With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3  For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4  No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2007 equaled $640,700, and for fiscal year 2008 equaled $3,004,438.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.           PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Certification as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer

Date:	February 26, 2009